EXHIBIT 10.81

                           TERMINATION AND RELEASE
                        OF PATENT SECURITY AGREEMENT
                           (United States Patents)

      TERMINATION AND RELEASE OF PATENT SECURITY AGREEMENT, dated as of May 30, 2002, by and between AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation, with offices a Two Bethesda Center - 14th Floor, Bethesda, Maryland 20814, (the "Lender") and IGEN, INC., a Delaware corporation, having its principal place of business at 105 Lincoln Avenue, Buena, New Jersey 08310 (the "Company").

      WHEREAS, pursuant to the terms of (i) the Note and Equity Purchase Agreement, dated October 29, 1999, between the Company, IGEN, Inc., Blood Cells, Inc. and Immunogenetics, Inc. (collectively the "Borrowers") and the Lender, as amended and in effect from time to time (the "Purchase Agreement"), and (ii) the Patent Security Agreement dated October 29, 1999, between the Company and the Lender, as amended and in effect from time to time (the "Patent Agreement"), each for the purpose of securing certain obligations of the Company to the Lender;

      WHEREAS, pursuant to the Purchase Agreement and the Patent Agreement, the Company granted to the Lender, a security interest in and lien on, and collaterally assigned to the Lender, all of its patents and patent applications, as well as all its rights under all License Agreements to all patents licensed to the Company thereunder, including without limitation, the patents, patent applications and license rights identified on Exhibits A, B and C attached hereto, (hereinafter collectively referred to as the "Named Patents"); and

      WHEREAS, the Lender has agreed to continue to terminate and release its security interest and all of its right, title and interest in each of the Named Patents as herein provided;

      NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Lender and the Company hereby agree as follows:

      1. Release and Assignment. The Lender hereby terminates and releases its security interest in and lien on all of the Company's Named Patents and the Lender hereby assigns and transfers to the Company, without recourse, all of the Lender's right, title and interest in and to each of the Named Patents effective as of the date set forth above.

      2. Acknowledgment and Acceptance. The Company hereby acknowledges and accepts the foregoing release and assignment by the Lender.

      3. Counterparts. This Release may be executed in any number of counterparts which shall together constitute one and the same agreement.

      IN WITNESS WHEREOF, the Lender and the Company have executed this Release, to take effect as of the date first set forth above.

                                       AMERICAN CAPITAL STRATEGIES, LTD.

                                       By:  /s/ Ira J. Wagner
                                            -------------------------------
                                            Name:  Ira J. Wagner
                                            Title: EVP & COO

Accepted:

IGEN, INC.

By:  /s/ Domenic N. Golato
     --------------------------------
     Name:  Domenic Golato
     Title: Sr. Vice President & CFO

                        CERTIFICATE OF ACKNOWLEDGMENT

STATE OF MARYLAND        )
                         )ss.
COUNTY OF PRINCE GEORGES )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 31 day of May, 2002, personally appeared Ira Wagner to me known personally, and who, being by me duly sworn, deposes and says that he is a COO of AMERICAN CAPITAL STRATEGIES, LTD., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

                                       /s/  Samantha Blizzard
                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires:

                                       Samantha L. Blizzard
                                       My Commission Expires On
                                       December 1, 2002

                        CERTIFICATE OF ACKNOWLEDGMENT

STATE OF MASSACHUSETTS   )
                         )ss.
COUNTY OF Suffolk        )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 31st day of May, 2002, personally appeared Domenic Golato to me known personally, and who, being by me duly sworn, deposes and says that he is a Sr. Vice President and CFO of IGEN, INC., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

                                       /S/ Shel M. McCarthy
                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires:  5/8/03

                   SCHEDULES TO PATENT SECURITY AGREEMENT
                   BETWEEN IGEN, INC. AND AMERICAN CAPITAL

                                 SCHEDULE A
                                 ----------

                              IGEN, INC. PATENTS
                              ------------------

Docket No.    Inventor            Ctry    Status    App No            App Date    Pat No.    Grant Dt    Current Owner
----------    --------            ----    ------    ------            --------    -------    --------    -------------

IMH-0361      TREMBLY, PAUL A.    USA     G         08/772354         23DE1996    5776536    07JL1998    IGEN, INC.
REDUCED FAT CHOCOLATE AND METHOD OF MANUFACTURE
IMH-0374      MATHUR, RAJIV       USA     G         08/838633         11AP1997    5756014    26MY1998    IGEN, INC.
HEAT RESISTANT LIPID VESICLES
IMH-0374PC    MATHUR, RAJIV       PCT     F         PCT/US98/07451    10AP1998                           IGEN, INC.
HEAT RESISTANT LIPID VESICLES
IMH-0386      MATHUR, RAJIV       USA     F         09/165436         02OC1998                           IGEN, INC.
GLUCOSIDE PAUCILAMELLAR VESICLES
IMH-0386PC    MATHUR, RAJIV       PCT     F         NEW APPLICATION   27SE1999                           IGEN, INC.
GLUCOSIDE PAUCILAMELLAR VESICLES
IMH-0390      MATHUR, RAJIV       USA     F         09/252546         19FE1999                           IGEN, INC.
LIPID VESICLE-BASED FUEL ADDITIVES AND LIQUIDENERGY SOURCES CONTAINING SAME
IMH-0392      MATHUR, RAJIV       USA     F         09/329608         10JE1999                           IGI, INC.
STABILIZED VITAMIN C FORMULATIONS
IMH-0395      MATHUR, RAJIV       USA     F         09/396535         15SE1999                           IGEN, INC.
METHODS, USES, AND COMPOSITIONS OF FLUID PETROLATUM

                                 SCHEDULE B
                                 ----------

             PATENTS LICENSED TO IGEN, INC. BY MICRO-PAK, INC.
             -------------------------------------------------

Docket No.    Inventor                Ctry    Status    App No            App Date    Pat No.          Grant Dt    Current Owner
----------    --------                ----    ------    ------            --------    -------          --------    -------------

NVR-0019CH    WALLACH DONALD FH       SWIT    G         88 90 4011.9      08MR1988    0349593          08MR1988    MICRO-PAK, INC.
METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR VESICLES
NVR-0019CP    WALLACH DONALD F H      USA     G         07/078658         28JL1987    4855090          08AU1989    MICRO-PAK, INC.
METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR VESICLES
NVR-0019CPCA  WALLACH DONALD F H      CANA    G         561288            11MR1988    1289420          24SE1991    MICRO-PAK, INC.
METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR VESICLES
NVR-0019CPJP  WALLACH DONALD F H      JAPA    G         63-503735         08MR1988    1876852          08MR1988    MICRO-PAK, INC.
METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR VESICLES
NVR-0019DE    WALLACH DONALD FH       GERW    G         88 90 4011.9      08MR1988    P3866544.1-08    08MR1988    MICRO-PAK, INC.
METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR VESICLES
NVR-0019FR    WALLACH DONALD FH       FRAN    G         88 90 4011.9      08MR1988    0349593          08MR1988    MICRO-PAK, INC.
METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR VESICLES
NVR-0019GB    WALLACH DONALD FH       GBRI    G         88 90 4011.9      08MR1988    0349593          08MR1988    MICRO-PAK, INC.
METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR VESICLES
NVR-0022      WALLACH DONALD F H      USA     G         07/078834         28JL1987    4853228          01AU1989    MICRO-PAK, INC.
METHOD OF MANUFACTURING UNILAMELLAR LIPID VESICLES
NVR-0022CA    WALLACH DONALD F H      CANA    G         572961            25JL1988    1330532          05JL1994    MICRO-PAK, INC.
METHOD OF MANUFACTURING UNILAMELLAR LIPID VESICLES
NVR-0023      YIOURNAS COSTAS         USA     G         07/163806         03MR1988    4895452          23JA1990    MICRO-PAK, INC.
METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES
NVR-0023BE    YIOURNAS COSTAS         BELG     G        89 90 3640.4      02MR1989    0406273          02MR1989    MICRO-PAK, INC.
METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES
NVR-0023BR    YIOURNAS COSTAS         BRAZ     G        PI8907293         02MR1989    PI8907293-6      25FE1997    MICRO-PAK, INC.
METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES
NVR-0023CA    YIOURNAS COSTAS         CANA     G        592763            03MR1989    1320400          20JL1993    MICRO-PAK, INC.
METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES
NVR-0023CH    YIOURNAS COSTAS         SWIT     G        89 90 3640.4      02MR1989    0406273          02MR1989    MICRO-PAK, INC.
METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES
NVR-0023DE    YIOURNAS COSTAS         GERW     G        89 90 3640.4      02MR1989    P68910969.5-08   02MR1989    MICRO-PAK, INC.
METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES
NVR-0023DV    YIOURNAS COSTAS         USA      G        07/430119         01NO1989    5013497          07MY1991    MICRO-PAK, INC.
METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES
NVR-0023FR    YIOURNAS COSTAS         FRAN     G        89 90 3640.4      02MR1989    0406273          02MR1989    MICRO-PAK, INC.
METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES
NVR-0023GB    YIOURNAS COSTAS         GBRI     G        89 90 3640.4      02MR1989    0406273          02MR1989    MICRO-PAK, INC.
METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES
NVR-0023JP    YIOURNAS COSTAS         JAPA     G        01-503339         02MR1989    2542271          25JL1996    MICRO-PAK, INC.
METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES
NVR-0028      WALLACH DONALD F H DR   USA      G        07/124824         24NO1987    4917951          17AP1990    MICRO-PAK, INC.
LIPID VESICLES FORMED OF SURFACTANTS AND STEROIDS
NVR-0028CA    WALLACH DONALD F H      CANA     G        561289            11MR1988    1311415          15DE1992    MICRO-PAK, INC.
LIPID VESICLES FORMED OF SURFACTANTS AND STEROIDS
NVR-0028JP    WALLACH DONALD          JAPA     G        63-502979         08MR1988    2617346          11MR1997    MICRO-PAK, INC.
LIPID VESICLES FORMED OF SURFACTANTS AND STEROIDS




Docket No.    Inventor                Ctry    Status    App No            App Date    Pat No.          Grant Dt    Current Owner
----------    --------                ----    ------    ------            --------    -------          --------    -------------

NVR-0031      WALLACH DONALD          USA     G         07/157571         03MR1988    4911928          27MR1990    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031AU    WALLACH DONALD          ASTL    G         15416/88          08MR1988    605581           08MR1988    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031BR    WALLACH DONALD          BRAZ    G         PI8807410-2       08MR1988    PI8807410-2      08MR1988    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031CA    WALLACH DONALD F H      CANA    G         561290            11MR1988    1289419          24SE1991    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031CH    WALLACH DONALD          SWIT    G         88 90 3062.3      08MR1988    0352282          08JA1992    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031CN    WALLACH DONALD          USA     G         07/443516         29N01989    5147723          15SE1992    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031CN3   WALLACH DONALD F H      USA     G         08/200351         03FE1994    5474848          12DE1995    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031DE    WALLACH DONALD          GERW    G         88 90 3062.3      08MR1988    P3867637.0-08    08JA1992    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031FR    WALLACH DONALD          FRAN    G         88 90 3062.3      08MR1988    0352282          08JA1992    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031GB    WALLACH DONALD FH       GBRI    G         88 90 3062.3      08MR1988    0352282          08MR1988    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031JA    WALLACH DONALD          JAPA    G         63-502980         08MR1988    2589173          05DE1996    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031KR    WALLACH DONALD          KORS    G         701447/88         08MR1988    106114           15OC1996    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0031NZ    WALLACH DONALD          NEWZ    G         223843            10MR1988    223843           10MR1988    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES
NVR-0034CA    WALLACH DONALD F H      CANA    G         608638            17AU1989    1332153          27SE1994    MICRO-PAK, INC.
ENCAPSULATED HUMECTANT
NVR-0035      WALLACH DONALD          USA     G         07/300079         19JA1989    5000960          19MR1991    MICRO-PAK, INC.
PROTEIN COUPLING TO LIPID VESICLES
NVR-0035CA    WALLACH DONALD          CANA    F         2046893           10JA1990                                 MICRO-PAK, INC.
PROTEIN COUPLING TO LIPID VESICLES
NVR-0036      WALLACH DONALD F H      USA     G         07/320944         09MR1989    4959341          25SE1990    MICRO VESICULAR
BIODEGRADABLE SUPERABSORBING SPONGE                                                                                SYSTEMS, INC.
NVR-0036DV    WALLACH DONALD          USA     G         07/552587         12JL1990    5073202          17DE1991    MICRO VESICULAR
METHOD OF USING BIODEGRADABLE SUPERABSORBING SPONGE                                                                SYSTEMS, INC.
NVR-0037      WALLACH DONALD F H      USA     G         07/287108         20DE1988    5023086          11JE1991    MICRO-PAK, INC.
ENCAPSULATION OF IONOPHORE GROWTH FACTORS
NVR-0038      WALLACH DONALD F H      USA     G         07/286731         20DE1988    5019392          28MY1991    MICRO-PAK, INC.
ENCAPSULATION OF PARASITICIDES
NVR-0041      WALLACH DONALD F H      USA     G         07/371738         26JE1989    5104736          14AP1992    MICRO-PAK, INC.
REINFORCED PAUCILAMELLAR LIPID VESICLES
NVR-0046C2    WALLACH DONALD F H      USA     G         07/759732         12SE1991    5234767          10AU1993    MICRO-PAK, INC.
HYBRID PAUCILAMELLAR LIPID VESICLES




Docket No.    Inventor                Ctry    Status    App No            App Date    Pat No.          Grant Dt    Current Owner
----------    --------                ----    ------    ------            --------    -------          --------    -------------

NVR-0046CN4   WALLACH DONALD F. H.    USA     G         08/456283         31MY1995    5628936          13MY1997    MICRO-PAK, INC.
HYBRID PAUCILAMELLAR LIPID VESICLES
NVR-0048      WALLACH DONALD          USA     G         07/410650         21SE1989    5019174          28MY1991    MICRO-PAK, INC.
LIPOSOMAL CLEANER
NVR-0049      WALLACH DONALD          USA     G         07/410608         21SE1989    5032457          16JL1991    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED, SINGLE CHAIN NONPHOSPHOLIPID SURFACTANT
NVR-0049AU    WALLACH DONALD          ASTL    G         64098/90          18SE1990    633631           18SE1990    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED, SINGLE CHAIN NONPHOSPHOLIPID SURFACTANT
NVR-0049BE    WALLACH DONALD F H      BELG    G         90 91 3925.5      18SE1990    0493441          18SE1990    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED, SINGLE CHAIN NONPHOSPHOLIPID SURFACTANTS
NVR-0049BR    WALLACH DONALD          BRAZ    F         PI9007678-8       18SE1990                                 MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED, SINGLE CHAIN NONPHOSPHOLIPID SURFACTANT
NVR-0049CA    WALLACH DONALD F H      CANA    G         2066617           18SE1990    2066617          14AP1998    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED, SINGLE CHAIN NONPHOSPHOLIPID SURFACTANTS
NVR-0049CH    WALLACH DONALD F H      SWIT    G         90 91 3925.5      18SE1990    0493441          18SE1990    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED, SINGLE CHAIN NONPHOSPHOLIPID SURFACTANTS
NVR-0049DE    WALLACH DONALD F H      GERM    G         P69015642.1-08    18SE1990    0493441          18SE1990    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED, SINGLE CHAIN NONPHOSPHOLIPID SURFACTANTS
NVR-0049FR    WALLACH DONALD F H      FRAN    G         90 91 3925.5      18SE1990    0493441          18SE1990    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED, SINGLE CHAIN NONPHOSPHOLIPID SURFACTANTS
NVR-0049GB    WALLACH DONALD F H      GBRI    G         90 91 3925.5      18SE1990    0493441          18SE1990    MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED, SINGLE CHAIN NONPHOSPHOLIPID SURFACTANTS
NVR-0049JP    WALLACH DONALD F H      JAPA    F         02-513089         18SE1990                                 MICRO-PAK, INC.
PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED SINGLE CHAIN NONPHOSPHOLIPID SURFACTANTS
NVR-0055      CHANG AN-CHENG          USA     G         07/521086         09MY1990    5049395          17SE1991    MICRO VESICULAR
CONTROLLED RELEASE VEHICLE                                                                                         SYSTEMS, INC.
NVR-0060CA    WEINSTEIN BENJAMIN      CANA    G         2087176           16JL1991    2087176          01JL1997    MICRO VESICULAR
RINSE-FREE SHAMPOO                                                                                                 SYSTEMS, INC.
NVR-0060CN    WEINSTEIN BENJAMIN      USA     G         07/809230         17DE1991    5234621          10AU1993    MICRO-PAK, INC.
RINSE-FREE SHAMPOO
NVR-0073      MATHUR RAJIV            USA     G         07/587240         24SE1990    5234915          10AU1993    MICRO-PAK, INC.
BIODEGRADABLE GEL
NVR-0078      WALLACH DONALD          USA     G         07/598120         16OC1990    5160669          03NO1992    MICRO-PAK, INC.
METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES
NVR-0078BE    WALLACH DONALD F H      BELG    G         91 92 0355.4      15OC1991    0558571          08JA1997    MICRO-PAK, INC.
METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES
NVR-0078CA    WALLACH DONALD F H      CANA    F         2093526           15OC1991                                 MICRO-PAK, INC.
METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES
NVR-0078CH    WALLACH DONALD F H      SWIT    G         91 92 0355.4      15OC1991    0558571          08JA1997    MICRO-PAK, INC.
METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES
NVR-0078DE    WALLACH DONALD F H      GERM    G         91 92 0355.4      15OC1991    691 24 108.2-0   08JA1997    MICRO-PAK, INC.
METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES
NVR-0078FR    WALLACH DONALD F H      FRAN    G         91 92 0355.4      15OC1991    0558571          08JA1997    MICRO-PAK, INC.
METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES




Docket No.    Inventor                Ctry    Status    App No            App Date    Pat No.          Grant Dt    Current Owner
----------    --------                ----    ------    ------            --------    -------          --------    -------------

NVR-0078GB    WALLACH DONALD FH       GBRI    G         91 92 0355.4      15OC1991    0558571          08JA1997    MICRO-PAK, INC.
METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES
NVR-0078JP    WALLACH DONALD FH       JAPA    F         04-500743         15OC1991                                 MICRO-PAK, INC.
METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES
NVR-0082      WALLACH DONALD FH       USA     G         07/735645         25JL1991    5213805          25MY1993    MICRO-PAK, INC.
LIPID VESICLES HAVING N N-DIMETHYLAMIDE DERIVATIVES AS THEIR PRIMARY LIPID
NVR-0082CA    WALLACH DONALD FH       CANA    F         2114836           21JL1992                                 MICRO-PAK, INC.
LIPID VESICLES HAVING N N-DIMETHYLAMIDE DERIVATIVES AS THEIR PRIMARY LIPID
NVR-0083      TABIBI S ESMAIL         USA     G         07/654327         12FE1991    5164191          17NO1992    MICRO-PAK, INC.
LIPID VESICLES HAVING AN ALKYD AS A WALL-FORMING MATERIAL
NVR-0086      HENDERSON SHERYL LYNN   USA     G         07/662850         01MR1991    5219538          16JE1993    MICRO-PAK, INC.
GAS AND OXYGEN CARRYING LIPID VESICLES
NVR-0086JP    HENDERSON SHERYL LYNN   JAPA    F         04-507835         26FE1992                                 MICRO-PAK, INC.
GAS AND OXYGEN CARRYING LIPID VESICLES
NVR-0091AU    ALBERT ELIZABETH C      ASTL    G         17940/92          25MR1992    654858           25MR1992    MICRO VESICULAR
LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS                                                                    SYSTEMS, INC.
NVR-0091CA    ALBERT ELIZABETH C      CANA    F         2108039           25MR1992                                 MICRO-PAK, INC.
LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS
NVR-0091CH    ALBERT, ELIZABETH C.    SWIT    G         92 91 0447.9      25MR1992    0577751          11NO1998    MICRO-PAK, INC.
LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS
NVR-0091CN    ALBERT ELIZABETH C      USA     G         07/909112         08JL1992    5256422          26OC1993    MICRO-PAK, INC.
LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS
NVR-0091DE    ALBERT, ELIZABETH C.    GERM    G         69227580.0-08     25MR1992    0577751          11NO1998    MICRO-PAK, INC.
LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS
NVR-0091FR    ALBERT, ELIZABETH C.    FRAN    G         92 91 0447.9      25MR1992    0577751          11NO1998    MICRO-PAK, INC.
LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS
NVR-0091GB    ALBERT, ELIZABETH C.    GBRI    G         92 91 0447.9      25MR1992    0577751          11NO1998    MICRO-PAK, INC.
LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS
NVR-0091IT    ALBERT, ELIZABETH C.    ITAL    G         92 91 0447.9      25MR1992    0577751          11NO1998    MICRO-PAK, INC.
LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS
NVR-0091JP    ALBERT ELIZABETH C      JAPA    F         04-510613         25MR1992                                 MICRO-PAK, INC.
LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS
NVR-0121      MATHUR RAJIV            USA     G         07/761253         17SE1991    5260065          09NO1993    MICRO-PAK, INC.
BLENDED LIPID VESICLES
NVR-0121AU    MATHUR RAJIV            ASTL    G         24930/92          20AU1992    655072           23MR1995    MICRO-PAK, INC.
BLENDED LIPID VESICLES
NVR-0121CA    MATHUR RAJIV            CANA    F         2119250           20AU1992                                 MICRO-PAK, INC.
BLENDED LIPID VESICLES
NVR-0121EP    MATHUR RAJIV            EPC     F         92 91 8622.9      20AU1992                                 MICRO-PAK, INC.
BLENDED LIPID VESICLES
NVR-0127CA    VARANELLI CAROL         CANA    F         2153780           03JA1994                                 MICRO-PAK, INC.
METHOD AND INHIBITING VIRAL REPRODUCTION
NVR-0127CN    VARANELLI, CAROL        USA     G         08/265506         24JE1994    5561062          01OC1996    MICRO-PAK, INC.
METHOD OF INHIBITING VIRAL REPRODUCTION




Docket No.    Inventor                Ctry    Status    App No            App Date    Pat No.          Grant Dt    Current Owner
----------    --------                ----    ------    ------            --------    -------          --------    -------------

NVR-0127ZA    VARANELLI CAROL         SAFR    G         94/0102           07JA1994    94/0102          07JA1994    MICRO-PAK, INC.
METHOD AND INHIBITING VIRAL REPRODUCTION
NVR-0146CN    ABATE KENNETH           USA     G         08/335207         07NO1994    5510117          23AP1996    MICRO-PAK, INC.
ENTRAPMENT VEHICLE AND METHOD
NVR-0148CN    WALLACH DONALD F H      USA     G         08/210645         18MR1994    5490985          13FE1996    MICRO-PAK, INC.
EXTENDED DURATION ANTACID PRODUCT
NVR-0209AU    MATHUR RAJIV            ASTL    G         10418/95          25OC1994    693488           05NO1998    MICRO-PAK, INC.
LIPID VESICLES CONTAINING AVOCADO OIL UNSAPONIFIABLES
NVR-0209C2    MATHUR RAJIV            USA     G         08/583667         05JA1996    5643600          01JL1997    MICRO-PAK, INC.
LIPID VESICLES CONTAINING AVOCADO OIL UNSAPONIFIABLES
NVR-0209CA    MATHUR RAJIV            CANA    F         2177696           25OC1994                                 MICRO-PAK, INC.
LIPID VESICLES CONTAINING AVOCADO OIL UNSAPONIFIABLES
NVR-0209EP    MATHUR RAJIV            EPC     F         95 90 1030.7      25OC1994                                 MICRO-PAK, INC.
LIPID VESICLES CONTAINING AVOCADO OIL UNSAPONIFIABLES
NVR-0209JP    MATHUR RAJIV            JAPA    F         07-516744         25OC1994                                 MICRO-PAK, INC.
LIPID VESICLES CONTAINING AVOCADO OIL UNSAPONIFIABLES
NVR-0213BR    WRIGHT CRAIG D          BRAZ    F         PI9506885-6       11JA1995                                 MICRO-PAK, INC.
VACCINES CONTAINING PAUCILAMELLAR LIPID VESICLES AS IMMUNOLOGICAL ADJUVANTS
NVR-0213CA    KUMAR SURENDRA          CANA    F         2183435           11JA1995                                 MICRO-PAK, INC.
VACCINES CONTAINING PAUCILAMELLAR LIPID VESICLES AS IMMUNOLOGICAL ADJUVANTS
NVR-0213CP    WRIGHT CRAIG D M.D.     USA     F         08/840034         24AP1997                                 NOVAVAX, INC.
VACCINES CONTAINING PAUCILAMELLAR LIPID VESICLES AS IMMUNOLOGICAL ADJUVANTS
NVR-0213EP    WRIGHT CRAIG D          EPC     F         95 90 7423.8      11JA1995                                 MICRO-PAK, INC.
VACCINES CONTAINING PAUCILAMELLAR LIPID VESICLES AS IMMUNOLOGICAL ADJUVANTS
NVR-0213JP    WRIGHT CRAIG D          JAPA    F         07-522336         11JA1995                                 MICRO-PAK, INC.
VACCINES CONTAINING PAUCILAMELLAR LIPID VESICLES AS IMMUNOLOGICAL ADJUVANTS
NVR-0213MX    WRIGHT CRAIG D          MEXI    F         9603547           11JA1995                                 MICRO-PAK, INC.
VACCINES CONTAINING PAUCILAMELLAR LIPID VESICLES AS IMMUNOLOGICAL ADJUVANTS
NVR-0214      MATHUR RAJIV            USA     G         08/148952         08NO1993    5439967          08AU1995    MICRO-PAK, INC.
PROPYLENE GLYCOL STEARATE VESICLES
NVR-0214AU    MATHUR RAJIV            ASTL    G         80881/94          250C1994    697245           14JA1999    MICRO-PAK, INC.
PROPYLENE GLYCOL STEARATE VESICLES
NVR-0214CA    MATHUR RAJIV            CANA    F         2175472           25OC1994                                 MICRO-PAK, INC.
PROPYLENE GLYCOL STEARATE VESICLES
NVR-0214EP    MATHUR RAJIV            EPC     F         94 93 1998.2      25OC1994                                 MICRO-PAK, INC.
PROPYLENE GLYCOL STEARATE VESICLES
NVR-0214JP    MATHUR RAJIV            JAPA    F         07-513849         25OC1994                                 MICRO-PAK, INC.
PROPYLENE GLYCOL STEARATE VESICLES
NVR-0215      MATHUR RAJIV            USA     G         08/148885         08NO1993    5405615          11AP1995    MICRO-PAK, INC.
SUCROSE DISTEARATE LIPID VESICLES
NVR-0215CA    MATHUR RAJIV            CANA    F         2175471           25OC1994                                 MICRO-PAK, INC.
SUCROSE DISTEARATE LIPID VESICLES
NVR-0215JP    MATHUR RAJIV            JAPA    F         07-513848         25OC1994                                 MICRO-PAK, INC.
SUCROSE DISTEARATE LIPID VESICLES




Docket No.    Inventor                Crty    Status    App No            App Date    Pat No.          Grant Dt    Current Owner
----------    --------                ----    ------    ------            --------    -------          --------    -------------

NVR-0216AU    WALLACH DONALD F. H.    ASTL    G         14383/95          15DE1994    680996           04DE1997    MICRO-PAK, INC.
METHOD OF TRANSMITTING A BIOLOGICALLY ACTIVE MATERIAL TO A CELL
NVR-0216CA    WALLACH DONALD F. H.    CANA    F         2177695           15DE1994                                 MICRO-PAK, INC.
METHOD OF TRANSMITTING A BIOLOGICALLY ACTIVE MATERIAL TO A CELL
NVR-0216CN    WALLACH, DONALD F. H.   USA     G         08/420324         11AP1995    5665380          09SE1997    MICRO-PAK, INC.
LIPID VESICLE FUSION AS A METHOD OF TRANSMITTING A BIOLOGICALLY ACTIVE MATERIAL TO A CELL
NVR-0216EP    WALLACH DONALD F. H.    EPC     F         95 90 5979.1      15DE1994                                 MICRO-PAK, INC.
METHOD OF TRANSMITTING A BIOLOGICALLY ACTIVE MATERIAL TO A CELL
NVR-0216JP    WALLACH DONALD F. H.    JAPA    F         07-516980         15DE1994                                 MICRO-PAK, INC.
METHOD OF TRANSMITTING A BIOLOGICALLY ACTIVE MATERIAL TO A CELL
NVR-0282      WRIGHT CRAIG            USA     G         08/246868         20MY1994    5547677          20AU1996    NOVAVAX, INC.
ANTIMICROBIAL OIL-IN-WATER EMULSIONS
NVR-0300CA    WALLACH, DONALD F. H.   CANA    F         2204398           26OC1995                                 MICRO-PAK, INC.
EPOXY ESTER VESICLES AND PAINTS
NVR-0303      WRIGHT M.D., D CRAIG    USA     G         08/661051         07JE1996    5700679          23DE1997    NOVAVAX, INC.
NONOXYNOL-CONTAINING LIPID VESICLES WITH ANTI-VIRAL AND SPERMACIDAL ACTIVITY




Docket No.    Inventor                Crty    Status    App No            App Date    Pat No.          Grant Dt    Current Owner
----------    --------                ----    ------    ------            --------    -------          --------    -------------

NVR-0308CA    WEINER, NORMAN          CANA    F         2233961           30SE1996                                 REGENTS OF
STIMULATION OF HAIR FOLLICLES                                                                                      UNIVERSITY OF
                                                                                                                   MICHIGAN
NVR-0308CPA   WEINER, NORMAN          USA     G         08/539865         08JA1998    5834014          10NO1998    REGENTS OF
STIMULATION OF HAIR FOLLICLES                                                                                      UNIVERSITY OF
                                                                                                                   MICHIGAN
NVR-0308DV    WEINER, NORMAN          USA     F         09/179639         270C1998                                 REGENTS OF
STIMULATION OF HAIR FOLLICLES                                                                                      UNIVERSITY OF
                                                                                                                   MICHIGAN
NVR-0308EP    WEINER, NORMAN          EPC     F         96 93 6084.1      30SE1996                                 REGENTS OF
STIMULATION OF HAIR FOLLICLES                                                                                      UNIVERSITY OF
                                                                                                                   MICHIGAN


<PAGE.  13


                                 SCHEDULE C
                                 ----------

1. License Agreement between Micro-Pak, Inc. and Igen, Inc., dated December 13, 1995.